Raymond James 33 rd Annual Institutional Investors Conference March 5, 2012 David Turner Chief Financial Officer Exhibit 99.1

Why Regions?
• Strong Southeastern franchise with comprehensive line
of product offerings
• Leading brand favorability and exceptional service
quality
• Solid core business performance
• Aggressively identifying and disposing of problem assets
• Capital and liquidity remain solid and continue to
improve

Regional Bank in the Southeast with Comprehensive
and Diversified Line of Product Offerings

Associates: 26,813*
Assets: $127B
Loans: $78B
Deposits: $96B
Branches: 1,726
Insurance Offices: 30
ATMs: 2,083
Market Cap:  $7.0B**
*  Includes Morgan Keegan associates
**As of February 3, 2012
Small and mid-sized C&I lending
Commercial Real Estate
Equipment Finance
Private Banking
Insurance
Wealth Management
Trust Services
Mortgage
Home Equity
Credit Card
Direct Lending
Indirect Auto
Consumer Services
Business Services

($ in billions)
National Average: 3.9%
Regions’ Footprint is Characterized by Either High
Market Shares, High Growth Markets or Both
Source: SNL Financial
Note: Core Markets include AL, FL, LA, MS, AR, TN
Weighted Average Deposit Market Share
in Regions’ Core Markets
Top 10 MSAs     Deposits
Market
Share
Market
Rank
’10-’15 Population
Growth
Birmingham, AL $11.0 37.6% 1
Nashville, TN $6.6 17.3%
1
Miami, FL $4.8 3.1% 7
Tampa, FL $4.4 8.7% 4
Memphis, TN $3.8 16.8%
2
Atlanta, GA $3.4 3.0% 6
St. Louis, MO $3.0 4.7% 4
Jackson, MS $2.8 25.5%
2
New Orleans, LA $2.4 8.3% 4
Mobile, AL $2.3 38.2% 1
Rank Name Market Share
1 Bank of America 11.5%
2 Regions 9.8%
3 Wells Fargo 9.4%
4 SunTrust 6.9%
5 JPMorgan Chase 3.3%
6 BB&T 2.5%
7 Capital One 2.3%
8 First Horizon 2.0%
9 Hancock 1.9%
10 PNC 1.4%
1.0%
8.8%
4.4%
2.0%
10.1
%
4.3%
3.7%
1.4%
9.6%
3.4%

Best In Florida!
J.D. Power and Associates
2011 Retail Banking Satisfaction

2010 Prime RESEARCH

GALLUP®

GREENWICH ASSOCIATES
Greenwich Excellence 2010

REGIONS

Competitive Advantage Driven by Customer
Loyalty

Regions continues to
perform in the top 10%
in customer loyalty and
top 20% for branch
service quality
(1)
(1) Based on Gallup survey
(2) Based on Prime Performance study
(3) 2011 Greenwich Excellence Award
#1 in Customer Service and
“Friendliest” Bank
(2)
Regions received
Excellence Award
for Small Business
and Middle Market
Banking
(3)
Ranked 2
nd
in Satisfaction for
Mortgage Servicing
J.D. Power
AND ASSOCIATES

Quality Loans Key to Profitable Growth

Portfolio Mix
Consumer Services
› 40% of Total Loan Portfolio
› Growing consumer loans to achieve a more balanced
portfolio
› Consumer loan growth will be fueled by new businesses
as well as growth in existing businesses
› Loan production in mortgage grew 18% over prior
quarter
› Non-real estate consumer portfolio has increased
45% since 2010
› $1 billion Regions-branded credit portfolio
› Indirect auto lending grew 16% year-over-
year
Business Services
› 60% of Total Loan Portfolio
› Focused on middle market & small business
› Represents over 80% of Business Services
Revenue
› Broad based middle-market commercial loan
growth across footprint and industries
› Driven by specialized industries, including health
care, franchise restaurant, as well as technology
and defense

4.8%
2.7%
2.1%
2.7%
1.0%
4Q10
1Q11
2Q11
3Q11
4Q11

REGIONS |

Recent C&I Loan Growth Reflects Slowdown in
2011

Loan Growth Quarter to Quarter
*Balances are on ending basis
• Commercial & Industrial
loans have grown 9% since
end of 2010
• Commercial & Industrial
commitments increased
14%
• Line utilization increased
over 200 basis points since
the end of 2010

8 bps
7 bps
38 bps
33 bps
3Q11
4Q11
Peer Median
Regions Opportunity Gap

Time
21%
Other
49%
NIB
30%

Time
17%
Other
53%
NIB
30%

REGIONS |

Mix and Cost of Deposits Provides Further Opportunity
to Lower Deposit Costs

Deposit Cost Opportunity Gap
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
Deposit Mix Compared to Peers
Regions
Peer
Average
• Regions has additional room to reduce deposit costs
• Opportunity to reduce deposit costs, most significantly
through profitably re-pricing maturing CDs
• $11.7 B of higher cost CDs maturing in 2012 at 1.46%
• Funding costs declined 31 basis points from 4Q10

3.4%
3.2%
3.0%
2.8%
2.6%
2.4%
2.2%
2.0%
3.28%
3.35%
3.35%
3.34%
3.35%
0.16%
0.16%
0.15%
0.14%
0.13%
0.11%
0.10%
0.13%
0.16%
0.14%
3.01%
3.09%
3.07%
3.04%
3.08%
4Q10
1Q11
2Q11
3Q11
4Q11
Reported Net Interest Margin
Impact of Excess Cash Reserves
Impact of Non-Accruals

3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
3.63%
3.60%
3.55%
3.49%
3.49%
3.01%
3.09%
3.07%
3.04%
3.08%
4Q10
1Q11
2Q11
3Q11
4Q11
Peer Group Average
Regions

REGIONS |

Funding Mix and Deployment of Cash Reserves
Expected to Result in Improvement to the NIM

Impact of Excess Cash Reserves &
Non-Accruals on NIM
1
Regions has closed a portion of its
gap vs. the peers in the last 5 quarters
69 bps
41 bps
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
1 From Continuing Operations

600
500
400
300
200
100
0
$502
$501
$519
$516
$490
53
25
51
83
290
60
28
45
81
287
66
25
50
70
308
52
27
68
44
15
310
60
26
57
68
16
263
4Q10
1Q11
2Q11
3Q11
4Q11
Service charges
Credit Card Income
Capital Markets, Investment Income & Trust
Mortgage Income
Insurance Income
Other

REGIONS |

Ability to Adapt Our Business Model Helps
Mitigate New Legislation

Fee Income by Quarter
Offsetting Durbin
• Ongoing restructuring
of our accounts from
free to fee-eligible
• Increased hurdle to
obtain free checking
• Cross-sell new
revenue initiatives
Total 2011 service charges were relatively stable despite the negative impact of Regulation E and debit interchange legislation.

NM
15%
13%
9%
4%
2%
1%
0%
-4%
-5%
-7%
RF
Bank #2
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11

REGIONS |

Expense control continues to be a focus

4Q11 vs. 4Q10 % Change
• Year-over-year
Regions’ expenses
declined 7% while
many peers continued
to grow expenses
• While many peers
expenses increased
in the fourth quarter,
Regions expenses
were stable,
excluding Visa charge
Source: SNL Financial – from continuing operations excludes goodwill impairment; see appendix for reconciliation
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC

$36.7
$43.6
$45.5
$46.0
$46.3
$47.1
$47.3
$50.6
$54.4
$55.3
$59.7
RF
Bank #2
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11

$16.5
$20.3
$20.4
$21.4
$21.6
$22.5
$23.2
$25.0
$26.4
$26.5
$30.2
RF
Bank #2
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11

REGIONS |

Expenses Per FTE Lowest of All Peers

NIE Per FTE
Salaries and Benefits Expense Per FTE
Source: SNL Financial – 4Q11 vs 4Q10 – from continuing operations excludes goodwill impairment; see appendix for reconciliation
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC

$25.8
$14.8
$11.0
$10.7
$1.0
$9.7
$ in billions
4Q06
4Q11
Mortgage
Construction

$6.3
$0.8
$2.3
$0.2
$5.0
$0.8
$ in billions
Land
Condo
Single Family
4Q06
4Q11

Significant Reduction in Highest Risk Portfolio
Segments

Total Investor Real Estate
Higher Risk Investor Real Estate Segments
Reduced Investor Real Estate $15.1 B
or
59%
over 5 years
Reduced High Risk Segments $11.8 B
or
87%
over 5 years

($ in millions)
(35%) Decline
$9,804
$9,142
$7,900
$7,305
$6,370
7,337
6,688
5,824
5,408
4,732
4Q10
1Q11
2Q11
3Q11
4Q11
Classified
Other

($ in millions)
(41%) Decline
$948
$730
$555
$755
$561
4Q10
1Q11
2Q11
3Q11
4Q11

(24%) Decline
$3,918
$3,933
$3,602
$3,391
$2,996
4Q10
1Q11
2Q11
3Q11
4Q11

106 bps Decline
3.22%
2.37%
2.71%
2.52%
2.16%
4Q10
1Q11
2Q11
3Q11
4Q11

Continued Improvement in Credit Quality Metrics

Business Services Criticized Loans *
*Includes classified loans and special mention loans
NCO’s Avg Loans Total NPAs (including HFS)
NPLs Gross Migration

$ in millions
$682
169
111
402
$482
165
106
210
$398
151
207
190
(150)
$355
153
198
160
(156)
$296
148
141
141
(134)
4Q10
1Q11
2Q11
3Q11
4Q11
Business Services and HFS
Consumer
Reserve Increase / Reduction

3.84%
3.92%
3.84%
3.73%
3.54%
3.11%
3.03%
2.78%
2.62%
2.31%
4Q10
1Q11
2Q11
3Q11
4Q11
Regions
Peer Average

REGIONS |

Loan Loss Provision Down 57% Since 4Q10;
Allowance Ratio 1.2X Higher Than Peer Average
(1) Loan charge-offs related to Sales  and Transfer to Held for Sale
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC

Loan Loss Provision Allowance versus Peers
Sales/
HFS
(1)

12.4%
12.5%
12.6%
12.8%
13.3%
11.4%
7.9%
7.9%
7.9%
8.2%
8.5%
7.7%
4Q10
1Q11
2Q112
3Q11
4Q11
4Q11
Basel III**
Tier 1 Common*
Tier 1 Capital

REGIONS |

Strong Capital

* Non-GAAP – see appendix for reconciliation; 4Q11 Tier 1 Common and Tier 1 Capital ratios are estimated
** Non-GAAP - Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators;  see appendix for reconciliation

89%
89%
88%
86%
85%
85%
84%
81%
81%
78%
56%
Bank #1
Bank #2
RF
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11

133%
117%
109%
80%
77%
75%
67%
59%
51%
50%
32%
Bank #1
RF
Bank #3
Bank #4
Bank #5
Bank #6
Bank #7
Bank #8
Bank #9
Bank #10
Bank #11

REGIONS |

Liquidity Coverage Ratio

Core Deposits as a % of Total Funding
Solid Liquidity
Source: SNL Financial
Note: Peer banks include BAC, BBT, CMA, FITB, KEY, MTB, PNC, STI, USB,  WFC
Note 2:  Liquidity Coverage Ratio as of 3Q11 Data provided by Barclay’s Capital based on the their models using publicly available  information and dual deposit run-off assumptions

We reached three important milestones in 2011
Our core franchise strengthened and we achieved
sustainable profitability from our continuing operations*
All of our credit quality related metrics experienced
marked improvement throughout the year
Completed the strategic review of Morgan Keegan,
resulting in the announced sale to Raymond James

* Excluding goodwill impairment and regulatory charge (non-GAAP); see appendix for reconciliation

Appendix 19

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.
For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S.
Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› With regard to the sale of Morgan Keegan:
the possibility that regulatory and other approvals and conditions to the transaction are not received on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; business disruption during the pendency of or following the transaction; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk
Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011.
› The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Non-GAAP Reconciliation: Pre-Tax Pre-Provision
Income and Adjusted Expenses

1 Adjusted non-interest expense declined 5% for the full year 2011 and 12% comparing 4Q10 to 4Q11, while increasing 2% on a linked quarter basis in 4Q11
2011 2010 4Q11 3Q11 2Q11 1Q11 4Q10
Pre-Tax Pre-Provision Income (non-GAAP)
Income (loss) from continuing operations available to common shareholders (GAAP)
$          (25) $        (682) $        (135) $           87 $           25 $            (2) $           14
Preferred dividends and accretion (GAAP)
214 224 54 54 54 52 53
Income tax expense (GAAP)
(28) (376) 18 17 (34) (29) 44
Pre-tax income (loss) from continuing operations (GAAP)
161 (834) (63) 158 45 21 111
Provision for loan losses (GAAP)
1,530 2,863 295 355 398 482 682
Pre-tax pre-provision income from continuing operations (non-GAAP)
$      1,691 $      2,029 $         232 $         513 $         443 $         503 $         793
Goodwill impairment from continuing operations
253 - 253 - - - -
Regulatory Charge from continuing operations
- 75 - - - - -
Pre-tax pre-provision income from continuing operations, excluding goodwill impairment and regulatory charge (non-GAAP)
$      1,944 $      2,104 $         485 $         513 $         443 $         503 $         793
Non-interest Expense (GAAP)
$      3,862 $      3,859 $      1,124 $         850 $         956 $         932 $         990
Adjustments:
Goodwill impairment from continuing operations
253 - 253 - - - -
Regulatory Charge from continuing operations
- 75 - - - - -
Adjusted non-interest expense (non-GAAP)
(1)
$      3,609 $      3,784 $         871 $         850 $         956 $         932 $         990
As of and for Quarter Ended Year Ended December 31
The tables below present computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP).  The goodwill impairment charge and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP). A table also presents computations of full year and quarterly pre-tax pre-provision income
(non-GAAP). Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP). Regions believes that the exclusion of the goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including "earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit“ provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business  because management does not consider the goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results.  Management and the Board of
Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out "flash" reporting of consolidated results (management only);  and presentations to investors of company performance. Management uses these measures to monitor performance and believes these measures provide meaningful information to investors.
Continuing Operations - Non-interest Expense

Non-GAAP Reconciliation: Tier 1 Common

($ amounts in millions)   12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED -
Stockholders' equity (GAAP)  16,499 $     17,263 $  16,888 $  16,619 $  16,734 $
Accumulated other comprehensive (income) loss  69 (92) 177 387 260
Non-qualifying goodwill and intangibles  (4,900) (5,649) (5,668) (5,686) (5,706)
Disallowed deferred tax assets (432) (506) (498) (463) (424)
Disallowed servicing assets (35) (35) (35) (28) (27)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  12,139 $     11,919 $  11,802 $  11,767 $  11,775 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  (3,419) (3,409) (3,399) (3,389) (3,380)
Tier 1 common equity (non-GAAP)  7,782 $       7,572 $    7,465 $    7,440 $    7,457 $
Risk-weighted assets (regulatory)  91,663 92,786 93,865 93,929 94,966
Tier 1 common risk-based ratio (non-GAAP)  8.5% 8.2% 7.9% 7.9% 7.9%
As of and for Quarter Ended
The following table provides a reconciliation of stockholder’s equity to "Tier 1 common equity" (non-GAAP).   Traditionally, the Federal Reserve and
other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations.  In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity. While not codified, analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure. Because Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess
Regions' capital adequacy using  Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on the same basis.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier
1 common equity.  Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio.  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

Non-GAAP Reconciliation: Basel III

($ amounts in millions)    12/31/11
BASEL III
Stockholders' equity (GAAP)  16,499 $
Non-qualifying goodwill and intangibles
(1)
(5,065)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (857)
10,577 $
Qualifying non-controlling interests 4
Basel III Tier 1 Capital (non-GAAP) 10,581 $
Basel III Tier 1 Capital (non-GAAP) 10,581 $
Preferred Stock (3,419)
Qualifying non-controlling interests (4)
Basel III Tier 1 Common (non-GAAP)
7,158 $
Basel I risk-weighted assets 91,663
Basel III risk-weighted assets
(2)
93,267
Minimum
Basel III Tier 1 Capital Ratio 11.3% 8.5%
Basel III Tier 1 Common Ratio 7.7% 7.0%
The following table provides calculations of Tier 1 capital and Tier 1 common, based on Regions’ current understanding of Basel III requirements.
Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”)
of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December 2010, the Basel Committee released its final framework for
Basel III, which will strengthen international capital and liquidity regulation.  When implemented by U.S. bank regulatory agencies and fully phased-in,
Basel III will change capital requirements and place greater emphasis on common equity.  Implementation of Basel III will begin on January 1, 2013, and will be phased in over a multi-year period.  The U.S. bank regulatory agencies have not yet finalized regulations governing the implementation of Basel
III. Accordingly, the calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from
Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
1 Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are
2 Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III.
The amount included above is a reasonable approximation, based on our understanding of the requirements.
partially allowed in Basel I capital.

11 bps Increase
37%
38%
42%
45%
48%
4Q10
1Q11
2Q11
3Q11
4Q11

(25%) Decline
($ in millions)
$3,160
$3,087
$2,784
$2,710
$2,372
4Q10
1Q11
2Q11
3Q11
4Q11

REGIONS |

Continued Improvement in Credit Quality Metrics 24 NPL Balances Paying Current and as Agreed Total NPLs (excluding HFS)

101%
103%
112%
109%
116%
4Q10
1Q11
2Q11
3Q11
4Q11

($ in millions)
(24%) Decline
$4,503
$4,460
$4,085
$3,803
$3,444
4Q10
1Q11
2Q11*
3Q11
4Q11

($ in millions)
Land/Single Family/Condo
Income Producing CRE
$605
335
270
$403
179
224
$271
137
134
$518
245
273
$317
118
199
4Q10
1Q11
2Q11
3Q11
4Q11

5.38%
5.42%
4.98%
4.75%
4.40%
98 bps Decline
4Q10
1Q11
2Q11*
3Q11
4Q11

REGIONS |

Credit Quality Metrics

Allowance for Loan Losses to NPLs
(excl HFS)
Investor Real Estate Gross NPA Migration
NPAs + 90 Day Delinquencies/Loans +
OREO + HFS
NPAs + 90 day Delinquencies
* Previous presentation showed 2Q11 on a pro-forma basis to include completed bulk sale after quarter-end. Current presentation shows actual 2Q11 and 3Q11 numbers as reported.